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                                                        EXHIBIT 10.14



                          FIRST AMENDMENT TO
                           CREDIT AGREEMENT


                            BY AND AMONG


                    ROMA RESTAURANT HOLDINGS, INC.
                           ROMACORP, INC.
                          ROMA SYSTEMS, INC.
                    ROMA FRANCHISE CORPORATION
                          ROMA HOLDINGS, INC.
                           ROMA DINING LP

                                AND

                         THE PROVIDENT BANK,
                          Agent and Lender




                             dated as of
                            April 11, 2000



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                       FIRST AMENDMENT TO CREDIT AGREEMENT

       THIS FIRST AMENDMENT TO CREDIT AGREEMENT ("First Amendment") dated as of April 11, 2000 by and among ROMA RESTAURANT HOLDINGS, INC. (f/k/a/ Romacorp, Inc.), ROMACORP, INC. (f/k/a Romacorp Operating Company, Inc.), ROMA SYSTEMS, INC., ROMA FRANCHISE CORPORATION, ROMA HOLDINGS, INC. and ROMA DINING LP (collectively, "Borrowers") and THE PROVIDENT BANK, an Ohio banking corporation ("Agent") and various Lenders as set forth in the Credit Agreement.

                         PRELIMINARY STATEMENT

       WHEREAS, Borrower, Agent and Lenders have entered into a Credit Agreement dated as of July 1, 1998 (the "Credit Agreement"); and

       WHEREAS, Borrowers desire that Agent and Lenders amend the Credit Agreement in order to increase the amounts available under the Revolving Credit Loans in order to refinance, repay, prepay, redeem, defease or retire certain Indebtedness of the Borrowers, to provide working capital financing for Borrowers and to provide funds for other general corporate purposes of Borrowers; and

       WHEREAS, Borrower, Agent and Lenders now wish to amend the Credit Agreement in accordance with the terms and provisions hereof;

       NOW, THEREFORE, the parties hereto agree to supplement and amend the Credit Agreement upon such terms and conditions as follows:

       1. Capitalized Terms. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement (as amended hereby) unless the context hereof requires otherwise. Any definitions as capitalized terms set forth herein shall be deemed incorporated into the Credit Agreement as amended by this First Amendment.

       2.   Definitions.   (a)  The following definition contained in
   Section 1.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "Libor Rate" shall mean, for each Interest Period, (i)
       Libor, plus (ii) the Applicable Margin.

         "Maximum Revolving Commitment" means the amount set forth opposite the applicable date in the chart below, provided that the Maximum Revolving Commitment shall not be reduced below zero:




                                                 MAXIMUM
                     DATE                   REVOLVING COMMITMENT
           ----------------------           ----------------------
           The Closing Date until and
            including the First Amendment
            Closing Date                        $15,000,000.00


           The First Amendment
            Closing Date until and
            including April 11, 2001            $25,000,000.00


           April 11, 2001 until
            and including April 11, 2002        $24,000,000.00


          April 11, 2002 until
           and including April 11, 2003         $22,500,000.00


          April 11, 2003 until
           and including the Paydown Date       $20,500,000.00


          The Paydown Date until
           and including April 11, 2004         $5,500,000.00


          April 11, 2004 until
           and including April 11, 2005         $3,000,000.00


         "Prime Rate" means (i) the rate of interest announced from time to time by Agent as its prime rate at its Head Office, whether or not Agent shall at times lend to other borrowers at lower rates of interest, or, if there is no such prime rate, then such other rate as may be substituted by Agent for its Prime Rate plus (ii) the Applicable Margin.

         "Termination Date" means the earlier of (i) the fifth anniversary of the First Amendment Closing Date; (ii) the date upon which the entire principal of the Revolving Credit Notes shall become due pursuant to the provisions hereof (whether as a result of acceleration by Agent or the Requisite Lenders or otherwise);
       or (iii) the date upon which the Credit Commitments terminate pursuant to Section 9.2 hereof.

      (b) Section 1.2 of the Credit Agreement is hereby amended to add the following definitions to read in their entirety as follows:

        "Applicable Margin means the amount set forth below, as a percentage, to be added to the Prime Rate or the Libor Rate, as the case may be, and used in calculating the rate of interest for an applicable Loan at any time:


                                                  APPLICABLE MARGIN
                                                ----------------------
         MARGIN RATIO                          Prime Rate    Libor Rate
         --------------                        ----------    ----------
         Greater than 4.00 to 1.00                 1.00         3.25

         Greater than 3.50 to 1.00 and
          less than or equal to 4.00 to 1.00       0.75         3.00

         Greater than 3.00 to 1.00 and
          less than or equal to 3.50 to 1.00       0.50         2.75

         Greater than 2.50 to 1.00 and
          less than or equal to 3.00 to 1.00       0.25         2.50

         Less than or equal to 2.50 to 1.00        0.00         2.25


         "First Amendment Closing Date" means April 11, 2000.

         "Paydown Date" means June 30, 2003.

       3. Exhibits. Exhibit G of the Credit Agreement, Form of Revolving Credit Promissory Note, is hereby amended in their entirety by Exhibit G attached to this Amendment.

       4.   Schedules.  Schedules 5.1(a), 5.1(b), 5.1(d), 5.7, 5.8 and
   5.24 of the Credit Agreement are hereby amended in their entirety by Schedules 5.1(a), 5.1(b), 5.1(d), 5.7, 5.8 and 5.24, respectively, attached to this Amendment.

       5. Revolving Credit Loans. The reference to "Termination Date" in Section 2.2(a) of the Credit Agreement is hereby amended to read "Paydown Date".

       6.   Letter of Credit Participations.  The reference to
   "Termination Date" in Section 2.5(g) of the Credit Agreement is hereby amended to read "Paydown Date".

       7. Maturity. Section 2.7(e) of the Credit Agreement is hereby amended to read in its entirety as follows:

        (e) Maturity. Subject to the terms and conditions of this Agreement, prior to the Paydown Date, Borrowers will be entitled to reborrow all or any part of the principal of the Revolving Credit Notes repaid or prepaid prior to the Termination Date. The Credit Commitments shall terminate and all of the indebtedness evidenced by the Revolving Credit Notes shall, if not sooner paid, be in any event absolutely and unconditionally due and payable in full by Borrowers on the fifth anniversary of the First Amendment Closing Date, the date of the final maturity of such Revolving Credit Notes.

      8.   Permitted Uses of Loan Proceeds.  Section 2.10(a) of the
    Credit Agreement is hereby amended to read in its entirety as follows:

         (a) Permitted Uses of Loan Proceeds. Each Borrower represents, warrants and covenants to Agent and each Lender that the proceeds of the Loans shall be used by Borrower solely for the purpose of refinancing, repaying, prepaying, redeeming, defeasing or retiring certain Indebtedness of the Borrowers at or below par value, financing working capital and for general corporate purposes.

     9. Revolving Credit Loans. The reference to "1.40" in Section 7.2 of the Credit Agreement is hereby amended to read "1.70".

     10. Restricted Payments. Section 8.3 of the Credit Agreement is hereby amended to read in its entirety as follows:

       Section 8.3 Restricted Payments. Following the Closing Date, Borrowers will not and will not permit any of their Subsidiaries to directly or indirectly declare, order, pay, make or set apart any sum for any Restricted Payments except that:

         (a) So long as no Default or Event of Default exists, Romacorp may make the scheduled periodic payments of interest on the Senior Debt in accordance with the terms thereof or otherwise as approved in writing by Requisite Lenders;

         (b) Borrowers may make Restricted Payments with respect to their Capital Stock to the extent necessary to permit Borrowers to pay the Obligations, to make any Restricted Payments permitted under clause
     (a) above, to permit Borrowers to pay expenses incurred in the ordinary course of business and to permit Romacorp to pay the Senior Debt; and

         (c) Borrowers may refinance, repay, prepay, redeem, defease or retire Indebtedness of the Borrowers at or below par value provided that Borrowers deliver to Agent a certificate, signed by a Responsible Officer, certifying that no Default or Event of Default exists or would be caused by the making of such Restricted Payment(s).

       11. Amendments, Waivers and Consents. Section 10.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

         Section 10.10 Amendments, Waivers and Consents. Any provision of this Agreement, the Revolving Credit Notes or the other Loan Documents may be amended or waived upon the consent of the Requisite Lenders, and after such consent, Agent, on behalf of the Lenders, may execute and deliver to Borrowers a written instrument waiving or amending such provision; provided, however, that neither this Agreement, the Revolving Credit Notes, nor any of the other Loan Documents may be amended, waived or a variation therefrom or forbearance with respect to such variation consented to without the written consent of the Agent and all of Lenders which effect (i) a change in the Maximum Revolving Commitment; (ii) a change in any Lender's Credit Commitment;
       (iii) a reduction in the interest rates or reduction of the principal set forth in the Revolving Credit Notes; (iv) the extension of the maturity date on the Notes beyond the Termination Date or the or expiration date of any Letter of Credit beyond the Paydown Date; (v) a change in the payment schedule or scheduled date for the payment of or amount of any interest or principal; (vi) any change in Article 7;
       (vii) a change in this Section 10.10, the definition of Requisite Lender or any provision of this Agreement which requires consent or action of all the Lenders for action thereunder; (viii) a change in the obligations and liabilities of Agent; (ix) a change which increases the obligations of any Lender; or (x) a change in any fees or charges hereunder or in Sections 2.12 or 11.6 hereof.

       12. Reaffirmation of Covenants, Warranties and Representations. Borrower hereby agrees and covenants that all representations and warranties in the Credit Agreement, including without limitation all of those warranties and representations set forth in Article 5, are true and accurate as of the date hereof. Borrower further reaffirms all covenants in the Credit Agreement, and reaffirm each of the affirmative covenants set forth in Article 6 and financial covenants set forth in Article 7 and negative covenants set forth in Article 8 thereof, as if fully set forth herein, except to the extent modified by this First Amendment.

       13. Conditions Precedent to Closing of First Amendment. On or prior to the First Amendment Closing Date, each of the following conditions precedent shall have been satisfied:

           (a) Proof of Corporate Authority. Agent shall have received from Borrower copies, certified by a duly authorized officer to be true and complete on and as of the First Amendment Closing Date, of records of all action taken by Borrower to authorize (i) the execution and delivery of this First Amendment and all other certificates, documents and instruments to which it is or is to become a party as contemplated or required by this First Amendment, and (ii) its performance of all of its obligations under each of such documents.

          (b)  Documents.   Each of the documents to be executed and
       delivered at the First Amendment Closing, including, without limitation, the Amended and Restated Revolving Credit Promissory Note, an opinion of Borrowers' counsel in form and substance satisfactory to Agent and a Pledge Agreement pledging all of the shares of any subsidiary of Borrowers not pledged as collateral for the Loans as of the First Amendment Closing Date, and all other certificates, documents and instruments to be executed in connection herewith shall have been duly and properly authorized, executed and delivered by Borrower and shall be in full force and effect on and as of the First Amendment Closing Date.

          (c) Legality of Transactions. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (i) for Agent and each Lender to perform any of its agreements or obligations under any of the Loan Documents, or (ii) for Borrower to perform any of its agreements or obligations under any of the Loan Documents.

          (d) Performance, Etc. Except as set forth herein, Borrower shall have duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in each of the Loan Documents. Except as set forth herein, no event shall have occurred on or prior to the First Amendment Closing Date, and no condition shall exist on the First Amendment Closing Date, which constitutes a Default or an Event of Default.

          (e) Proceedings and Documents. All corporate, governmental and other proceedings in connection with the transactions contemplated on the First Amendment Closing Date, each of the other Loan Documents and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to Provident.

          (f) Changes; None Adverse. Since the date of the most recent balance sheets of Borrower delivered to Provident, no changes shall have occurred in the assets, liabilities, financial condition, business, operations or prospects of Borrower which, individually or in the aggregate, are material to Borrower, and Provident shall have completed such review of the status of all current and pending legal issues as Agent shall deem necessary or appropriate.

          (g) Payment of Closing Fee. Borrower shall have paid to Agent the a closing fee in the amount of $150,000.00.

       14. Miscellaneous. (a) Borrower shall reimburse Agent for all fees and disbursements of legal counsel to Agent which shall have been incurred by Agent in connection with the preparation, negotiation, review, execution and delivery of this First Amendment and the handling of any other matters incidental hereto.

         (b) All of the terms, conditions and provisions of the Agreement not herein modified shall remain in full force and effect. In the event a term, condition or provision of the Agreement conflicts with a term, condition or provision of this First Amendment, the latter shall govern.

         (c) This First Amendment shall be governed by and shall be construed and interpreted in accordance with the laws of the State of Ohio.

         (d) This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

         (e) This First Amendment may be executed in several counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement.




    IN WITNESS WHEREOF, this First Amendment has been duly executed and delivered by or on behalf of each of the parties as of the day and in the year first above written.

   SIGNED IN THE PRESENCE OF:
                                       ROMA RESTAURANT HOLDINGS, INC.


   ______________________________      By:    /s/Richard A. Peabody
                                              --------------------------------
                                       Name:  Richard A. Peabody
   ______________________________      Title: Vice President, Finance

   SIGNED IN THE PRESENCE OF:
                                       ROMACORP, INC.


   ______________________________      By:    /s/Richard A. Peabody
   	                                      -----------------------------
                                       Name:  Richard A. Peabody
   ______________________________      Title: Vice President, Finance

   SIGNED IN THE PRESENCE OF:
                                       ROMA SYSTEMS, INC.


   ______________________________      By:    /s/Richard A. Peabody
                                              -----------------------------
                                       Name:  Richard A. Peabody
   ______________________________      Title: Vice President, Finance

   SIGNED IN THE PRESENCE OF:
                                       ROMA FRANCHISE CORPORATION


   ______________________________      By:    /s/Richard A. Peabody
                                              -----------------------------
                                       Name:  Richard A. Peabody
   ______________________________      Title: Vice President, Finance



SIGNED IN THE PRESENCE OF:
                                       ROMA HOLDINGS, INC.


   ______________________________      By:    /s/Richard A. Peabody
                                              ------------------------------
                                       Name:  Richard A. Peabody
   ______________________________      Title: Vice President, Finance

   SIGNED IN THE PRESENCE OF:
                                       ROMA DINING LP

                                       By:  Romacorp, Inc.,General Partner


   ______________________________      By:    /s/Richard A. Peabody
                                              -----------------------------
                                       Name:  Richard A. Peabody
   ______________________________      Title: Vice President, Finance


                                       THE PROVIDENT BANK, Agent



   ______________________________      By:    /s/Nick Jevic
                                              ----------------------------
                                       Name:  Nick Jevic
   ______________________________      Title: Senior Vice President



                                       THE PROVIDENT BANK, Lender


   ______________________________      By:    /s/Nick Jevic
                                              ---------------------------
                                       Name:  Nick Jevic
   ______________________________      Title: Senior Vice President